Exhibit 99.2
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation                       Case No. 03-12635(MFW)
       ----------------------------                                -------------
                                                 Reporting Period: December 2003
                                                                   -------------

                            MONTHLY OPERATING REPORT

       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                       Form No.            Attached       Attached
----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                              MOR-1               Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (Con't)       Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             Yes
Statement of Operations                                                  MOR-2               Yes
Balance Sheet                                                            MOR-3               Yes
Status of Postpetition Taxes                                             MOR-4               Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                     MOR-4               N/A
     Listing of aged accounts payable                                                        N/A
Accounts Receivable Reconciliation and Aging                             MOR-5               Yes
Debtor Questionnaire                                                     MOR-5               Yes
----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                      January 20, 2004
------------------------------------------             -----------------------
Signature of Debtor                                    Date

/s/ Alan L. Hunte                                      January 20, 2004
------------------------------------------             -----------------------
Signature of Joint Debtor                              Date

/s/ Alan L. Hunte                                      January 20, 2004
------------------------------------------             -----------------------
Signature of Authorized Individual*                    Date

Alan L. Hunte                                          January 20, 2004
------------------------------------------             -----------------------
Printed Name of Authorized Individual*                 Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

In re:  Trenwick America Corporation                  Case No.    03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period December 2003

                                                                 Bank Accounts
                                               Operating             Payroll           Tax             Other
                                           -----------------------------------------------------------------
   Cash - Beg of Month                        4,313,681.38          35,331.89           NA                --
                                           -----------------------------------------------------------------
       Receipts:
       Cash Sales                                       --                 --           --                --
     Accounts Rec                                       --                 --           --                --
    Loans & Advances                                    --                 --           --                --
     Sale of Assets                                     --                 --           --                --
        Deposits                                244,243.31                 --           --                --
         Other                                    1,125.50                              --                --
    Fund Transfer **                         (3,000,000.00)                --           --                --
  Transfers (Interco)                         1,729,466.92       1,722,725.49           --                --
                                           -----------------------------------------------------------------

     Total Receipts                          (1,025,164.27)      1,722,725.49           --                --
                                           -----------------------------------------------------------------

     Disbursements:
      Net Payroll                                       --      (1,112,138.68)          --                --
     Payroll Taxes                                      --        (610,586.81)          --                --
Sales, Use, & Other Tax                                 --                 --           --                --
  Inventory Purchases                                   --                 --           --                --
         Secured Rental/Leases                                             --           --                --
       Insurance                                        --                 --           --                --
     Administrative                            (471,647.17)                --           --                --
        Selling                                         --                 --           --                --
         Other                                          --                 --           --                --
     Transfers (PR)                          (1,722,725.49)                --           --
   Professional Fees                                    --                 --           --                --
      Court Costs                                       --                 --           --                --
                                           -----------------------------------------------------------------

  Total Disbursements                         (2,194,372.66)     (1,722,725.49)         --                --
                                           -----------------------------------------------------------------

     Net Cash Flow                            (3,219,536.93)               --           --                --
                                           -----------------------------------------------------------------

   Cash: End of Month                          1,094,144.45         35,331.89           --                --
                                           =================================================================

** Fund transfer out to money market account

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Bank Reconciliations
December 2003

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance       $ 1,094,144.45

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance       $    35,331.89

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Disbursements Log (Excludes Interco.)
December 2003

 Check
 Number                     Amount                 Vendor Name
------                    ---------     ----------------------------------
107822                         0.35     AT&T
107823                       444.25     BMC Solutions, Inc.
107824                       880.89     BMW Financial Services
107825                    33,559.79     CDW Direct, LLC
107826                       399.00     COGENT COMMUNICATIONS, INC
107827                        30.00     CSCPA
107828                       310.29     Ceridian Employer Services
107829                       900.00     Cognet Communications, Inc.
107830                       604.40     Connecticut Corporate Caterers,LLC
107831                       242.83     Connecticut Telephone
107832                     3,590.00     Executive Health EXAMS
107833                       180.00     Fasug
107834                     1,066.15     Federal Express Corporation
107835                       985.92     Glowpoint
107836                       598.62     Imagistics International Inc.
107837                     3,875.63     Insurance Staffers
107838                       496.21     Ios Capital
107839                        51.33     MCI
107840                        13.66     Marks Bros. Stationers, Inc.
107841                     1,316.00     Mary A. Pagoto
107842                       847.00     Motient
107843                        60.10     Northeast Utilities
107844                     1,200.00     Propark, Inc.
107845                        11.82     Royal Messenger Service
107846                       617.28     Snet
107847                     5,296.00     Sungard Recovery Services Inc.
107848                        14.50     Verisign, Inc.
107849                       873.00     Hammond,Noreen A.
107850                     2,056.24     Marty Becker
107851                        39.00     Robert Crowther
107852                       985.00     Advanced Solutions, Inc.
107853                       208.08     American Express
107854                       445.00     American Society of Corporate Secretarie
107855                       287.03     Aspen Publishers, Inc.
107856                       678.40     Blondie's Treehouse, Inc
107857                        97.00     Business Insurance
107858                       523.37     Ceridian Employer Services
107859                        99.85     ComED
107860                     2,167.10     Crystal Rock Water Company
107861                     5,435.61     Esposito Design Association

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

107862                       174.48     Federal Express Corporation
107863                    13,000.00     HIRECounsel New York, LLC.
107864                        94.95     Human Resource Executive
107865                     5,101.25     Insurance Solutions
107866                     8,607.74     Iron Mountain
107867                    37,120.00     Jacobson Solutions
107868                       728.00     Joyce Van Lines, Inc.
107869                     7,320.63     Kelly Services, Inc.
107870                       247.86     Marks Bros. Stationers, Inc.
107871                       334.00     Microsoft Technet
107872                     1,746.88     OFFICETEAM
107873                       273.48     P. Rogers & Company
107874                        54.80     Skytel
107875                     5,756.25     Susan Zicarelli
107876                     2,797.62     Temco Service Industries, Inc.
107877                     5,000.00     U.S. Trustee Program Payment Center
107888                     1,015.70     Camperlengo,William A.
107889                     1,699.56     Catherine Homola
107891                       553.68     Claps,Frank
107892                     1,918.44     Lock,Eugene R.
107894                     1,391.31     Qureshi,Malinda S.
107895                        83.88     Robert Crowther
107896                     4,661.06     Timothy Graham
107898                     1,015.70     Camperlengo,William A.
107899                       553.68     Claps,Frank
107900                        83.88     Crowther,Robert
107901                     4,661.06     Graham,Timothy
107903                     1,699.56     Homola,Catherine
107905                     1,918.44     Lock,Eugene R.
107907                     1,391.31     Qureshi,Malinda S.
107908                     1,032.10     AT&T
107909                       841.43     AT&T
107910                    89,173.36     Anthem BCBSCT
107911                       320.12     Blondie's Treehouse, Inc
107912                        79.08     Bull's Head Printers
107913                       418.70     CCH Incorporated
107914                     1,635.50     CDW Direct, LLC
107915                    16,890.00     CYPRESS COMMUNICATIONS
107916                       900.00     Cognet Communications, Inc.
107917                       215.76     Connecticut Corporate Caterers,LLC
107918                       241.33     Connecticut Telephone
107919                     1,214.00     Crown Life Insurance Company
107920                     6,903.78     Delta Dental
107921                       517.58     Deraventures, Inc.
107922                       237.21     Federal Express Corporation
107923                       272.66     Glasser Legalworks
107924                       985.92     Glowpoint
107925                       618.63     Imagistics International Inc.
107926                    17,893.97     Iron Mountain
107927                     4,673.94     Kelly Services, Inc.
107928                     1,731.00     MCI
107929                       195.00     Mail Delivery Service of Stamford, LLC
107930                     4,545.00     Network Synergy

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

107931                       471.59     New England Office Supplies, Inc.
107932                       929.12     Nextel
107933                     1,034.56     OFFICETEAM
107934                       401.31     PRS Courier Worldwide Inc.
107935                    83,805.08     PeopleSoft USA, Inc.
107936                       459.55     Petty Cash/Sam Mills
107937                     7,858.47     Propark, Inc.
107938                     4,086.12     Unum Life Insurance Company of America
107939                     4,244.17     Unum Life Insurance Company of America
107940                        62.92     WORLDCOM
107941                       305.28     Wall Street Journal
107942                        35.00     Brennan,John
107943                     5,136.45     Brunell,Paula
107944                        41.00     Chimbole,Joyce
107945                       968.66     Daniels,Gary
107946                     1,025.61     Hunte,Alan L.
107947                     1,773.96     Jeffrey Neverson
107949                       202.20     John Margres
107950                       190.00     Louis Direnzo
107951                       646.58     Mary Fortado
107953                       292.99     Richard Pikikero
107954                        83.88     Robert Crowther
107955                     1,911.97     Tyler Jr.,Stanlee C.
107956                       472.84     Nicole Morris
107957                     2,595.00     Raining Data
107958                       337.34     Microsoft Technet
107959                       880.89     BMW Financial Services
107960                     1,665.27     Ceridian Employer Services
107961                       217.68     Executive Charge, Inc.
107962                     3,590.00     Executive Health EXAMS
107963                       514.36     Federal Express Corporation
107964                     4,871.03     Kelly Services, Inc.
107965                       240.00     Liz Sue Bagels
107966                       847.00     Motient
107967                       219.30     New England Office Supplies, Inc.
107968                     1,272.00     OFFICETEAM
107969                        57.33     PRS Courier Worldwide Inc.
107970                        48.16     Royal Messenger Service
107971                     7,443.75     Susan Zicarelli
107972                       150.00     The Pension Service, Inc.
107973                     6,267.90     W9/LWS Real Estate L.P.
107974                     1,385.57     Marty Becker
107975                     1,029.80     Stephen Zielinski

                         484,099.66
                      -------------

                         (11,657.63)    CK VD-SYSTEM ERROR (ck#10788-107896)
                            (878.24)    Reclass Flexible Spending wire transfer
                              83.88     ck replaced
                      -------------
                         471,647.67     NET CK RUN
                      -------------

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

        Trenwick America Corp.                           Case No. 03-12635 (MFW)
----------------------------------                                --------------
              Debtor                            Reporting Period: December 2003
                                                                  -------------

                             Statement of Operations
                               (Income Statement)


========================================================================================================
                                                               Month Ended                  Cumulative
REVENUES                                                      December 2003               Filing to Date
========================================================================================================
Gross Revenues                                               $       47,249               $      214,155
--------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                             --                           --
--------------------------------------------------------------------------------------------------------
Net Revenue                                                  $       47,249               $      214,155
--------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                                    --
--------------------------------------------------------------------------------------------------------
Beginning Inventory                                                      --                           --
--------------------------------------------------------------------------------------------------------
Add: Purchases                                                           --                           --
--------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                        --                           --
--------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                     --                           --
--------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                   --                           --
--------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                       --                           --
--------------------------------------------------------------------------------------------------------
Gross Profit                                                         47,249                      214,155
--------------------------------------------------------------------------------------------------------
OPERATING EXPENSES                                                                                    --
--------------------------------------------------------------------------------------------------------
Advertising                                                              --                           --
--------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                   37                           46
--------------------------------------------------------------------------------------------------------
Bad Debts                                                                --                           --
--------------------------------------------------------------------------------------------------------
Contributions                                                            --                           --
--------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                            1,231                        6,699
--------------------------------------------------------------------------------------------------------
Insider compensation*                                                22,544                      122,571
--------------------------------------------------------------------------------------------------------
Insurance                                                             1,723                        3,850
--------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                  --                      161,330
--------------------------------------------------------------------------------------------------------
Office Expense                                                        5,005                       29,957
--------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                        2,079                       10,482
--------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                 183                        1,721
--------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                               28,090                      115,011
--------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                            18,406                       55,762
--------------------------------------------------------------------------------------------------------
Supplies                                                              5,324                       11,402
--------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                         1,550                        3,497
--------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                        --                           --
--------------------------------------------------------------------------------------------------------
Taxes-Other                                                              --                        6,000
--------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                318                          811
--------------------------------------------------------------------------------------------------------
Utilities                                                                29                        1,000
--------------------------------------------------------------------------------------------------------
Other (attach schedule)                                           1,368,826                    5,679,901
--------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                      1,455,345                    6,210,040
--------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                  58,996                      240,715
--------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                  (1,467,092)                  (6,236,600)
--------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                                             --
--------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                  (29,606,750)                 (45,691,648)
--------------------------------------------------------------------------------------------------------
Interest Expense                                                         --                           --
--------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                          --                           --
--------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                   (31,073,842)                 (51,928,247)
--------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                                                  --
--------------------------------------------------------------------------------------------------------
Professional Fees                                                        --                           --
--------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                              --                           --
--------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                                                   --
--------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                            3,690                       24,859
--------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                        --                           --
--------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                   2,039,145                    2,039,145
--------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                    (2,035,455)                  (2,014,286)
--------------------------------------------------------------------------------------------------------
Income Taxes                                                             --                      (73,536)
========================================================================================================
Net Profit (Loss)                                            $  (33,109,297)              $  (53,868,997)
========================================================================================================

* Insider compensation includes amounts paid to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 27 officers which were not included in this amount.

** Represents amounts charged by Trenwick affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

        Trenwick America Corp.                           Case No. 03-12635 (MFW)
----------------------------------                                --------------
              Debtor                            Reporting Period: December 2003
                                                                  -------------

                  STATEMENT OF OPERATIONS - continuation sheet

======================================================================================
                                                     Month Ended          Cumulative
BREAKDOWN OF "OTHER" CATEGORY                       December 2003       Filing to Date
======================================================================================
--------------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Recruiting & Relocation                                    1,888               1,888
--------------------------------------------------------------------------------------
Audit Fees                                                    --                (128)
--------------------------------------------------------------------------------------
Accounting & Tax Fees                                     73,350             124,154
--------------------------------------------------------------------------------------
Other Fees                                             1,283,118           5,522,659
--------------------------------------------------------------------------------------
Data Processing                                            9,681              29,456
--------------------------------------------------------------------------------------
Seminars & Continuing Education                              746               1,812
--------------------------------------------------------------------------------------
Dues & Subscriptions                                          43                  60
--------------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                                   1,368,826           5,679,901
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                        (29,606,750)        (45,691,648)
--------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                   (29,606,750)        (45,691,648)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Bankruptcy Related Fees                                2,039,145           2,039,145
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------


======================================================================================

                                                                      FORM MOR-2

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

   Trenwick America Corporation                       Case No. 03-12635 (MFW)
----------------------------------                             -----------------
            Debtor                           Reporting Period: December 31, 2003
                                                               -----------------

                                 BALANCE SHEET

-------------------------------------------------------------------------------------------------------------------------
                                                                               BOOK VALUE AT END OF        BOOK VALUE ON
                            ASSETS                                           CURRENT REPORTING MONTH       PETITION DATE
-------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                      6,015,722               4,532,566
-------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                 --                      --
-------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                             51,459,403              48,745,299
-------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                              --                      --
-------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                   --                      --
-------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                         302,826                 503,054
-------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                     1,000                  10,000
-------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                   340,704                 327,755
-------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                               $  58,119,655           $  54,118,674
-------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                --                      --
-------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                       --                      --
-------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                              16,636,988              20,723,654
-------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                 3,485,693               3,485,693
-------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                      --                      --
-------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                        (14,985,734)            (15,433,035)
-------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                         $   5,136,947           $   8,776,312
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                       181,204                 266,900
-------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                       207,131,400             249,660,381
-------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                 $ 207,312,604           $ 249,927,281
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $ 270,569,206           $ 312,822,267
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                               BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                 CURRENT REPORTING MONTH       PETITION DATE
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                              97                      --
-------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                           --                      --
-------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                             92,937                      --
-------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                 --                      --
-------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                              --                      --
-------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                     --                      --
-------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                             --                      --
-------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                      --                      --
-------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                       3,087,354                      --
-------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                     $   3,180,388           $          --
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                  --                      --
-------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                 --                      --
-------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                       291,034,918             289,648,446
-------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                     $ 291,034,918           $ 289,648,446
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    294,215,306             289,648,446
-------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                100                     100
-------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                           266,985,085             266,985,085
-------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                     --                      --
-------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                        --                      --
-------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                    (246,858,372)           (246,858,372)
-------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                    (53,868,997)                     --
-------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                         10,096,084               3,047,008
-------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                         --                      --
-------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                   $ (23,646,100)          $  23,173,821
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                               $ 270,569,206           $ 312,822,267
=========================================================================================================================

* Loans to Insiders includes loans to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 27 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

    Trenwick America Corporation                      Case No. 03-12635 (MFW)
----------------------------------                             -----------------
             Debtor                          Reporting Period: December 31, 2003
                                                               -----------------

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------------------
                                                    BOOK VALUE AT END OF              BOOK VALUE ON
                    ASSETS                        CURRENT REPORTING MONTH             PETITION DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------
Accrued Investment Income                                   340,704                         327,755
----------------------------------------------------------------------------------------------------
                                                            340,704                  $      327,755
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                 1,308,827                       1,198,532
----------------------------------------------------------------------------------------------------
Investment in Subsidiaries                              205,820,874                     244,859,636
----------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                    1,699                       3,602,213
----------------------------------------------------------------------------------------------------
                                                        207,131,400                  $  249,660,381
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                    BOOK VALUE AT END OF              BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                      CURRENT REPORTING MONTH             PETITION DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------
Accounts Payable                                             82,411                          42,517
----------------------------------------------------------------------------------------------------
Accrued Expenses                                            230,591                       1,290,790
----------------------------------------------------------------------------------------------------
Interest Payable                                         12,728,025                      12,728,025
----------------------------------------------------------------------------------------------------
Taxes Payable                                             5,002,200                       2,601,759
----------------------------------------------------------------------------------------------------
Due to Affiliates                                        82,787,757                      82,787,757
----------------------------------------------------------------------------------------------------
Indebtedness                                            190,203,934                     190,197,598
----------------------------------------------------------------------------------------------------
                                                        291,034,918                     289,648,446
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------
Accrued Expenses                                          2,419,759                              --
----------------------------------------------------------------------------------------------------
Due to Affiliates                                           667,595                              --
----------------------------------------------------------------------------------------------------
                                                          3,087,354                              --
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------
Equity in Subsidiary                                     10,096,084                       3,047,008
----------------------------------------------------------------------------------------------------
                                                         10,096,084                       3,047,008
----------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

 In re Trenwick America Corporation                      Case No. 03-12635 (MFW)
       ----------------------------                               --------------
                 Debtor                         Reporting period: December 2003
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

----------------------------------------------------------------------------------------------------------------------------
                                                Beginning     Amount                                                Ending
                                                   Tax      Withheld or                                Check. No      Tax
                                                Liability     Accrued    Amount Paid     Date Paid      or EFT     Liability
============================================================================================================================
Federal
----------------------------------------------------------------------------------------------------------------------------
Withholding                                           --      394,787       394,787     12/3,17,30        EFT           --
----------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                         --       56,050        56,050     12/3,17,30        EFT           --
----------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                         --       56,050        56,050     12/3,17,30        EFT           --
----------------------------------------------------------------------------------------------------------------------------
Unemployment                                          --          329           329     12/3,17,30        EFT           --
----------------------------------------------------------------------------------------------------------------------------
Income                                                --           --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
Other:                                                --           --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                                 --      507,216       507,216                                     --
----------------------------------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------------------------------
Withholding                                           --      101,089       101,089     12/3,17,30        EFT           --
----------------------------------------------------------------------------------------------------------------------------
Sales                                                 --           --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
Excise                                                --           --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
Unemployment                                          --        2,282         2,282     12/3,17,30        EFT           --
----------------------------------------------------------------------------------------------------------------------------
Real Property                                         --           --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
Personal Property                                     --           --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
Other:                                                --           --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
  Total State and Local                               --      103,371       103,371                                     --
----------------------------------------------------------------------------------------------------------------------------
Total Taxes                                           --      610,587       610,587                        --           --
----------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

----------------------------------------------------------------------------------------------------------------------------
                                                                                Number of Days Past Due
                                                 ===========================================================================
                                                 Current        0-30         31-60          61-90      Over 90       Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                      97           --            --             --          --          97
----------------------------------------------------------------------------------------------------------------------------
Wages Payable                                     92,937                                                            92,937
----------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                           --
----------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                  --
----------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                 --
----------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                               --
----------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                       --
----------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                 --
----------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                  --
----------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                  --
----------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                          93,034           --            --             --          --      93,034
----------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Listing of aged accounts payable
Trenwick America Corporation

            Vendor          Invoice Date        Services         Invoice Number       Amount
            ------          ------------        --------         --------------       ------
        Damaris Rosado       12/30/2003     Employee expense     Expense report         96.50
                                                                                      -------
                                                                    0-30 days           96.50
                                                                                      -------

                                                                      Total           $ 96.50
                                                                                      =======

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

   Trenwick America Corporation                       Case No. 03-12635 (MFW)
----------------------------------                             -----------------
             Debtor
                                             Reporting Period: December 31, 2003
                                                               -----------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

=====================================================================================     ===============
Accounts Receivable Reconciliation                                                             Amount
=====================================================================================     ===============
Total Accounts Receivable at the beginning of the reporting period                          51,682,274.05
-------------------------------------------------------------------------------------     ---------------
+ Amounts billed during the peiod                                                            1,738,068.63
-------------------------------------------------------------------------------------     ---------------
- Amounts collected during the peiod                                                        (1,960,939.41)
-------------------------------------------------------------------------------------     ---------------
Total Accounts Receivable at the end of the reporting period                                51,459,403.27
-------------------------------------------------------------------------------------     ---------------


=====================================================================================     ===============
Accounts Receivable Aging                                                                      Amount
=====================================================================================     ===============
0 - 30 days old                                                                              2,215,227.52
-------------------------------------------------------------------------------------     ---------------
31 - 60 days old                                                                               123,030.64
-------------------------------------------------------------------------------------     ---------------
61 - 90 days old                                                                               123,762.02
-------------------------------------------------------------------------------------     ---------------
91 + days old                                                                               60,650,712.09
-------------------------------------------------------------------------------------     ---------------
Total Accounts Receivable                                                                   63,112,732.27
-------------------------------------------------------------------------------------     ---------------
Amount considered uncollectible (Bad Debt)                                                 (11,653,329.00)
-------------------------------------------------------------------------------------     ---------------
Accounts Receivable (Net)                                                                   51,459,403.27
-------------------------------------------------------------------------------------     ---------------

                              DEBTOR QUESTIONNAIRE

=====================================================================================     ===============
Must be completed each month                                                               Yes       No
=====================================================================================     ===============
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.                                         X
-------------------------------------------------------------------------------------     ---------------
2. Have any funds been disbursed from any account other than a debtor in possession
account this reporting period? If yes, provide and explanation below.                                X
-------------------------------------------------------------------------------------     ---------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.                                                                                      X
-------------------------------------------------------------------------------------     ---------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                   X
-------------------------------------------------------------------------------------     ---------------